                                                                 Exhibit 99.1

                                NationalCity(R)


                                    UNAUDITED
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                                  MAY 31, 2004





                                TABLE OF CONTENTS

REVIEW OF FINANCIAL TRENDS                                                2
CONSOLIDATED SELECTED AVERAGE BALANCES                                    5
CAPITALIZATION                                                            6
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS                        6
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES       7
ASSET MANAGEMENT PERFORMANCE MEASURES                                     8
MORTGAGE BANKING STATISTICS                                               8
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS                       9

NATIONAL CITY CORPORATION
REVIEW OF FINANCIAL TRENDS

This section contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation's ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation's business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC's Web site at www.sec.gov or on the Corporation's Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.

GENERAL

On April 9, 2004, the Corporation completed its acquisition of Allegiant Bancorp, Inc. (Allegiant). Activity for Allegiant is included in the Corporation's results for April and May.

Overall, business trends continue to improve. Commercial loan outstandings are growing moderately, with new advances exceeding paydowns. Commercial credit quality is good. Conventional residential mortgage activity, as expected, has softened with the advent of higher mortgage interest rates in the second quarter, while non-prime mortgage activity (First Franklin) and home equity lending continue to be strong. Core deposit growth continues, while management remains mindful of deposit margins in an environment of increased competition and some flow of funds into the equity markets.

EARNING ASSETS, NET INTEREST MARGIN, AND NET INTEREST INCOME

Earning assets have increased modestly from the first quarter due to portfolio growth, higher average balances of mortgage loans held for sale, and the acquisition of Allegiant. The Allegiant transaction added approximately $2.0 billion of loans, mainly commercial and commercial real estate, and $1.8 billion of deposits to the balance sheet. This growth in earning assets is driving higher net interest income, with net interest margin slightly below the first quarter level.

During April approximately $115 million of mortgage loans, representing substantially all of the remaining portfolio of the Corporation's former Altegra unit, were placed into held for sale and subsequently sold in May. The loss of approximately $5 million was charged to the allowance for loan losses. Also in May, approximately $600 million of student loans were sold for a gain of about $4 million.

NONINTEREST INCOME AND EXPENSE

Mortgage banking revenue, as expected, is below the pace of the first quarter. At this point, it appears that net hedging results, included in mortgage banking revenue, will likely be a loss for the second quarter, partially offsetting gains, net of impairment, recorded in the first quarter. The financial market conditions that gave rise to net hedging gains have in some cases reversed themselves in April and May. It is management's expectation that the level of net hedging gains will diminish over time. Most other major categories of non-interest income, including deposit service charges, payment processing revenue, and trust and investment management fees, are at a run rate above the first quarter's. Principal investment gains have been higher than expected and could equal or exceed first quarter levels. As announced in May, National City has agreed to sell its corporate bond administration business and expects to record a gain of approximately $65 million upon closing in either June or July. Aside from this transaction and the student loan sale gain referenced earlier, no other unusual income items are anticipated for the quarter.

Overall expense levels have been for the most part consistent with recent trends. No major unusual expense items have been recorded or are anticipated this quarter.

CREDIT QUALITY

Nonperforming loans and other problem assets continue to decline. Commercial net charge-offs are expected to be comparable to first quarter amounts. Consumer losses have been stable.

CAPITAL

Tangible common equity continues to grow, both in absolute dollars and as a percent of assets. Share repurchase activity, restricted for much of the year due to pending acquisitions, resumed in early June pursuant to the 50 million share program authorized by the Board in February. Management intends to continue repurchasing shares through the second half of this year, subject to market conditions and applicable laws and regulations.

OTHER

The previously announced acquisition of Provident Financial Group, Inc. a $17 billion banking company operating primarily in the Cincinnati and Dayton, Ohio, markets, has been approved by the Federal Reserve Board and is expected to close on or around July 1. Provident shareholders will receive 1.135 shares of National City common stock for each share of Provident common stock in a tax-free exchange. Based upon the recent market price of National City common stock, the transaction has a total indicated value of $2.1 billion.

On June 4, 2004, the Corporation announced it signed a definitive agreement to acquire Wayne Bancorp, an $825 million banking company operating 26 branches in several northeastern Ohio counties, for a cash price of $180 million. Subject to shareholder and regulatory approvals, the transaction is expected to close in the fourth quarter.

On May 27, 2004, the Corporation's 83% owned payment processing subsidiary, National Processing Inc. announced that its board of directors was reviewing the company's various strategic alternatives, including but not limited to the potential sale of the company. No assurance can be made that any transaction will be consummated on terms acceptable to National Processing and its shareholders, or that a transaction will occur at a price representing a premium to the current market price for National Processing, Inc. common stock.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                     CONSOLIDATED SELECTED AVERAGE BALANCES
                                ($ IN MILLIONS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                              MAY           APRIL          MARCH         FEBRUARY       JANUARY
                                                              2004           2004           2004           2004           2004
                                                             ----------------------------------------------------------------------
ASSETS
-------------------------------------------------------------
  AVAILABLE FOR SALE SECURITIES, AT COST                        $6,656         $6,740         $6,423         $6,565         $6,624

  PORTFOLIO LOANS:
    Commercial                                                 $19,657        $19,337        $18,927        $18,843        $18,811
    Commercial construction                                      2,259          2,274          2,228          2,249          2,257
    Real estate - commercial                                    10,940         10,550          9,820          9,817          9,819
    Real estate - residential                                   27,945         27,649         27,105         26,950         27,167
    Home equity lines of credit                                 12,845         12,270         11,732         11,373         11,081
    Credit card and other unsecured lines of credit              2,257          2,248          2,251          2,281          2,316
    Other consumer                                               7,130          7,458          7,391          7,412          7,415
                                                             ----------------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                    $83,033        $81,786        $79,454        $78,925        $78,866
                                                             ======================================================================

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                     $15            $25             $7             $7            $25
    Mortgage:
       National City Mortgage Co.                               11,832         11,202          9,816          9,063         11,489
       First Franklin                                            2,580          2,015          1,490          1,945          1,488
       National City Home Loan Services (formerly Altegra)          68            122              -              -              -
                                                             ----------------------------------------------------------------------
    Total mortgage loans held for sale                          14,480         13,339         11,306         11,008         12,977
    Automobile loans held for securitization                         -              -              -            732            871
                                                             ----------------------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION              $14,495        $13,364        $11,313        $11,747        $13,873
                                                             ======================================================================

LIABILITIES
-------------------------------------------------------------
  DEPOSITS:
    Noninterest bearing                                        $18,127        $17,850        $16,505        $15,383        $15,068
    NOW and money market accounts                               28,696         28,518         27,758         27,252         26,960
    Savings accounts                                             2,594          2,550          2,400          2,350          2,354
    Consumer time                                               13,471         13,332         12,910         13,021         13,099
                                                             ----------------------------------------------------------------------
      CORE DEPOSITS                                             62,888         62,250         59,573         58,006         57,481
    Other                                                        1,107          1,005            838            837            896
    Foreign                                                     10,100          7,617          6,135          6,633          6,799
                                                             ----------------------------------------------------------------------
      TOTAL DEPOSITS                                           $74,095        $70,872        $66,546        $65,476        $65,176
                                                             ======================================================================
  Federal funds borrowed and security repurchase agreements     $7,719         $8,825         $8,422         $7,976         $7,431
  Borrowed funds                                                 1,297          1,550            907          1,042          2,794
  Long-term debt                                                20,295         19,257         19,829         21,405         22,790

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                       $3,916         $3,951         $3,046         $2,323         $2,035
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                       1,132          1,139          1,057            967            902
Noninterest bearing deposits excluding P&I and T&I balances     13,079         12,760         12,402         12,093         12,131
Core deposits excluding P&I and T&I balances                    57,840         57,160         55,470         54,716         54,544


---------------------------------------------------------------------------------------------------------------------
                                                             DECEMBER       NOVEMBER       OCTOBER       SEPTEMBER
                                                               2003           2003           2003           2003
                                                             --------------------------------------------------------
ASSETS
-------------------------------------------------------------
  AVAILABLE FOR SALE SECURITIES, AT COST                        $6,678         $6,466         $6,455         $6,496

  PORTFOLIO LOANS:
    Commercial                                                 $19,383        $20,228        $20,463        $20,987
    Commercial construction                                      2,235          2,574          2,532          2,491
    Real estate - commercial                                     9,668          9,563          9,529          9,466
    Real estate - residential                                   26,672         25,387         24,627         24,828
    Home equity lines of credit                                 10,509         10,511         10,212          9,926
    Credit card and other unsecured lines of credit              2,591          2,202          2,192          2,183
    Other consumer                                               7,349          7,588          7,691          8,276
                                                             --------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                    $78,407        $78,053        $77,246        $78,157
                                                             ========================================================

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                     $17             $7            $15            $14
    Mortgage:
       National City Mortgage Co.                               12,288         14,706         19,052         24,957
       First Franklin                                            1,263          1,400          1,500          1,361
       National City Home Loan Services (formerly Altegra)           1              2            937             32
                                                             --------------------------------------------------------
    Total mortgage loans held for sale                          13,552         16,108         21,489         26,350
    Automobile loans held for securitization                       741            563            516              -
                                                             --------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION              $14,310        $16,678        $22,020        $26,364
                                                             ========================================================

LIABILITIES
-------------------------------------------------------------
  DEPOSITS:
    Noninterest bearing                                        $15,825        $16,152        $16,292        $18,313
    NOW and money market accounts                               27,018         26,891         26,625         26,371
    Savings accounts                                             2,354          2,368          2,380          2,394
    Consumer time                                               13,140         13,180         13,213         13,245
                                                             --------------------------------------------------------
      CORE DEPOSITS                                             58,337         58,591         58,510         60,323
    Other                                                          891            964          1,755          3,014
    Foreign                                                      7,069          7,126          7,581          8,835
                                                             --------------------------------------------------------
      TOTAL DEPOSITS                                           $66,297        $66,681        $67,846        $72,172
                                                             ========================================================
  Federal funds borrowed and security repurchase agreements     $7,525         $8,665        $10,070        $10,214
  Borrowed funds                                                 1,278            769            920          1,161
  Long-term debt                                                23,770         25,248         26,156         27,275

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                       $2,336         $2,686         $2,917         $4,653
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                         904          1,119          1,124          1,032
Noninterest bearing deposits excluding P&I and T&I balances     12,585         12,347         12,251         12,628
Core deposits excluding P&I and T&I balances                    55,097         54,786         54,469         54,638


--------------------------------------------------------------------------------------------------------------------
                                                             AUGUST          JULY           JUNE            MAY
                                                              2003           2003           2003            2003
                                                             -------------------------------------------------------
ASSETS
-------------------------------------------------------------
  AVAILABLE FOR SALE SECURITIES, AT COST                       $6,703         $6,796          $6,920         $7,421

  PORTFOLIO LOANS:
    Commercial                                                $21,121        $21,344         $21,408        $21,952
    Commercial construction                                     2,416          2,370           2,344          2,317
    Real estate - commercial                                    9,435          9,448           9,465          9,453
    Real estate - residential                                  24,041         23,418          22,833         22,525
    Home equity lines of credit                                 9,634          9,287           8,996          8,771
    Credit card and other unsecured lines of credit             2,181          2,147           2,115          2,083
    Other consumer                                              8,264          7,964           8,001          7,828
                                                             -------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                   $77,092        $75,978         $75,162        $74,929
                                                             =======================================================

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                    $13            $13             $13            $13
    Mortgage:
       National City Mortgage Co.                              26,828         25,980          24,216         23,194
       First Franklin                                             957            932             954          1,143
       National City Home Loan Services (formerly Altegra)          -              -               -              -
                                                             -------------------------------------------------------
    Total mortgage loans held for sale                         27,785         26,912          25,170         24,337
    Automobile loans held for securitization                        -              -               -              -
                                                             -------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION             $27,798        $26,925         $25,183        $24,350
                                                             =======================================================

LIABILITIES
-------------------------------------------------------------
  DEPOSITS:
    Noninterest bearing                                       $20,012        $19,863         $17,868        $17,537
    NOW and money market accounts                              26,179         25,729          25,404         25,003
    Savings accounts                                            2,427          2,444           2,452          2,448
    Consumer time                                              13,290         13,474          13,799         13,998
                                                             -------------------------------------------------------
      CORE DEPOSITS                                            61,908         61,510          59,523         58,986
    Other                                                       3,739          2,964           3,038          3,402
    Foreign                                                     7,015          5,762           5,683          8,612
                                                             -------------------------------------------------------
      TOTAL DEPOSITS                                          $72,662        $70,236         $68,244        $71,000
                                                             =======================================================
  Federal funds borrowed and security repurchase agreements   $10,577        $11,174         $11,674        $11,420
  Borrowed funds                                                  855          1,246           1,617          1,304
  Long-term debt                                               27,879         27,545          25,753         22,995

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                      $6,457         $6,069          $4,735         $4,741
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                      1,059          1,060           1,007            954
Noninterest bearing deposits excluding P&I and T&I balances    12,496         12,734          12,126         11,842
Core deposits excluding P&I and T&I balances                   54,392         54,381          53,781         53,291


                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                          CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)


---------------------------------------------------------------------------------------------------------------------------------

                                                               MAY           APRIL          MARCH         FEBRUARY       JANUARY
                                                              2004           2004           2004            2004           2004
                                                         ------------------------------------------------------------------------
COMMON STOCK REPURCHASE ACTIVITY
---------------------------------------------------------

Number of common shares repurchased                                -              -              -             .8            1.4
Average price per share of repurchased common shares               -              -              -         $34.86         $34.32
Total cost                                                         -              -              -          $29.0          $46.4
Common shares remaining under authorization(1)                  50.0           50.0           50.0           50.0           26.4

-------------------------------------------------------------------------------------------------------------------

                                                           DECEMBER       NOVEMBER       OCTOBER       SEPTEMBER
                                                             2003           2003           2003           2003
                                                         ----------------------------------------------------------
COMMON STOCK REPURCHASE ACTIVITY
---------------------------------------------------------

Number of common shares repurchased                            2.3            1.0            1.5            5.3
Average price per share of repurchased common shares        $33.62         $32.76         $30.67         $30.10
Total cost                                                   $77.0          $32.7          $45.0         $160.3
Common shares remaining under authorization(1)                27.8           30.1           31.1           32.6

----------------------------------------------------------------------------------------------------------------

                                                           AUGUST          JULY           JUNE            MAY
                                                            2003           2003           2003            2003
                                                         -------------------------------------------------------
COMMON STOCK REPURCHASE ACTIVITY
---------------------------------------------------------

Number of common shares repurchased                             -              -               -              -
Average price per share of repurchased common shares            -              -               -              -
Total cost                                                      -              -               -              -
Common shares remaining under authorization(1)               37.9           37.9            37.9           37.9

(1) In February 2004, National City Corporation's Board of Directors authorized the repurchase of up to 50 million shares of issued and outstanding common stock, replacing all previous authorizations




             FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

---------------------------------------------------------------------------------------------------------------------------------

                                                              MAY           APRIL          MARCH         FEBRUARY       JANUARY
                                                             2004           2004           2004            2004           2004
                                                         ------------------------------------------------------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services              12,229         12,232         11,996         11,966         12,049
  Wholesale Banking                                            1,680          1,665          1,582          1,565          1,560
  National City Mortgage Co.(2)                                7,776          7,798          7,678          7,691          7,789
  National Consumer Finance(2)                                 2,864          2,738          2,656          2,616          2,618
  Asset Management                                             1,494          1,497          1,483          1,489          1,491
  National Processing                                          1,641          1,662          1,671          1,683          1,693

CORPORATE SUPPORT STAFF(3)                                     5,982          6,020          5,970          6,003          6,028
                                                         ------------------------------------------------------------------------
  TOTAL EMPLOYEES                                             33,666         33,612         33,036         33,013         33,228
                                                         ========================================================================

------------------------------------------------------------------------------------------------------------------

                                                           DECEMBER       NOVEMBER       OCTOBER       SEPTEMBER
                                                             2003           2003           2003           2003
                                                         ---------------------------------------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services             12,093         11,945         11,876         11,794
  Wholesale Banking                                           1,562          1,563          1,575          1,574
  National City Mortgage Co.(2)                               7,852          7,928          8,072          8,191
  National Consumer Finance(2)                                2,615          2,562          2,504          2,360
  Asset Management                                            1,510          1,516          1,508          1,505
  National Processing                                         1,693          1,691          1,677          1,705

CORPORATE SUPPORT STAFF(3)                                    6,006          6,034          6,032          6,059
                                                         ---------------------------------------------------------
  TOTAL EMPLOYEES                                            33,331         33,239         33,244         33,188
                                                         =========================================================

------------------------------------------------------------------------------------------------------------------

                                                            AUGUST          JULY            JUNE            MAY
                                                             2003           2003            2003            2003
                                                         ---------------------------------------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services             11,853         11,696          11,450         11,222
  Wholesale Banking                                           1,587          1,589           1,583          1,585
  National City Mortgage Co.(2)                               8,419          8,308           8,079          7,783
  National Consumer Finance(2)                                2,293          2,177           2,075          2,025
  Asset Management                                            1,499          1,509           1,522          1,546
  National Processing                                         1,751          1,682           1,689          1,758

CORPORATE SUPPORT STAFF(3)                                    6,091          6,087           6,016          6,054
                                                         ---------------------------------------------------------
  TOTAL EMPLOYEES                                            33,493         33,048          32,414         31,973
                                                         =========================================================

(1)  Represents period-end, active, full-time equivalent employees

(2) Effective January 1, 2004, National City Mortgage Co. was designated as a separate line of business.

(3) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
      CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

----------------------------------------------------------------------------------------------------------------------------------

                                                              MAY           APRIL          MARCH         FEBRUARY       JANUARY
                                                             2004           2004           2004            2004           2004
                                                           -----------------------------------------------------------------------
DEPOSIT ACCOUNT METRICS (PERIOD-END)
-----------------------------------------------------------
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                               1,659          1,664          1,651          1,647          1,645
     Interest bearing checking                                    744            738            720            717            715
     Money market savings                                         483            471            457            455            455
     Regular savings                                              823            836            824            825            823
                                                           -----------------------------------------------------------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS                       3,709          3,709          3,652          3,644          3,638
                                                           =======================================================================

Average account size:
     Noninterest bearing checking                              $1,949         $1,980         $1,935         $1,895         $1,852
     Interest bearing checking(1)                              10,932         11,119         11,175         11,071         11,133
     Money market savings                                      30,008         30,481         30,713         30,619         30,458
     Regular savings                                            2,689          2,628          2,585          2,525          2,522
                                                           -----------------------------------------------------------------------
          TOTAL AVERAGE ACCOUNT SIZE                           $7,567         $7,562         $7,503         $7,432         $7,406
                                                           =======================================================================

BUSINESS DEPOSITS:
Number of accounts (in thousands)(1)                              333            331            319            316            314
Average account size(1)                                       $21,575        $21,037        $20,268        $19,964        $19,861

TIME DEPOSITS:
Number of accounts (in thousands)                                 803            809            782            789            796
Average account size                                          $16,070        $15,825        $15,964        $15,956        $15,892

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(2)
-----------------------------------------------------------
Installment loan originations:
  Home equity(3)                                                2,565          2,369          2,568          1,661          1,476
  Other(4)                                                      1,571          1,727          1,739          1,213          1,286
Home equity and other lines of credit                           8,121          7,163          6,402          4,519          4,368
                                                           -----------------------------------------------------------------------
     TOTAL CONSUMER LOAN ORIGINATIONS                          12,257         11,259         10,709          7,393          7,130
                                                           =======================================================================

BANK BRANCHES AND OTHER
-----------------------------------------------------------
Total bank branches                                             1,146          1,143          1,107          1,107          1,111
ATMs                                                            1,631          1,624          1,565          1,567          1,568
Online banking customers                                      880,017        869,162        850,784        831,194        812,401

---------------------------------------------------------------------------------------------------------------------

                                                            DECEMBER       NOVEMBER       OCTOBER       SEPTEMBER
                                                              2003           2003           2003           2003
                                                           ----------------------------------------------------------
DEPOSIT ACCOUNT METRICS (PERIOD-END)
-----------------------------------------------------------
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                               1,645          1,643          1,643          1,641
     Interest bearing checking                                    713            713            712            709
     Money market savings                                         456            458            458            457
     Regular savings                                              824            828            834            841
                                                           ----------------------------------------------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS                       3,638          3,642          3,647          3,648
                                                           ==========================================================

Average account size:
     Noninterest bearing checking                              $1,835         $1,836         $1,815         $1,834
     Interest bearing checking(1)                              11,183         11,091         10,996         10,947
     Money market savings                                      30,513         30,463         30,339         30,246
     Regular savings                                            2,517          2,526          2,524          2,519
                                                           ----------------------------------------------------------
          TOTAL AVERAGE ACCOUNT SIZE                           $7,414         $7,404         $7,351         $7,320
                                                           ==========================================================

BUSINESS DEPOSITS:
Number of accounts (in thousands)(1)                              314            312            309            307
Average account size(1)                                       $20,622        $20,672        $20,488        $20,272

TIME DEPOSITS:
Number of accounts (in thousands)                                 801            806            813            819
Average account size                                          $15,836        $15,792        $15,703        $15,649

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(2)
-----------------------------------------------------------
Installment loan originations:
  Home equity(3)                                                2,225          2,178          2,915          6,967
  Other(4)                                                      1,391          1,453          1,732          2,681
Home equity and other lines of credit                           5,039          5,580          6,721          6,749
                                                           ----------------------------------------------------------
     TOTAL CONSUMER LOAN ORIGINATIONS                           8,655          9,211         11,368         16,397
                                                           ==========================================================

BANK BRANCHES AND OTHER
-----------------------------------------------------------
Total bank branches                                             1,114          1,122          1,120          1,122
ATMs                                                            1,574          1,579          1,572          1,580
Online banking customers                                      793,910        775,924        760,797        740,976

--------------------------------------------------------------------------------------------------------------------

                                                             AUGUST          JULY           JUNE            MAY
                                                              2003           2003           2003            2003
                                                           ---------------------------------------------------------
DEPOSIT ACCOUNT METRICS (PERIOD-END)
-----------------------------------------------------------
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                               1,632          1,617           1,604          1,589
     Interest bearing checking                                    705            700             696            692
     Money market savings                                         454            452             448            445
     Regular savings                                              846            850             855            859
                                                           ---------------------------------------------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS                       3,637          3,619           3,603          3,585
                                                           =========================================================

Average account size:
     Noninterest bearing checking                              $1,866         $1,843          $1,876         $1,885
     Interest bearing checking(1)                              10,977         10,796          10,753         10,644
     Money market savings                                      30,233         30,092          29,981         29,849
     Regular savings                                            2,535          2,540           2,548          2,540
                                                           ---------------------------------------------------------
          TOTAL AVERAGE ACCOUNT SIZE                           $7,330         $7,268          $7,248         $7,204
                                                           =========================================================

BUSINESS DEPOSITS:
Number of accounts (in thousands)(1)                              303            299             296            293
Average account size(1)                                       $20,417        $20,184         $19,951        $19,623

TIME DEPOSITS:
Number of accounts (in thousands)                                 825            837             851            862
Average account size                                          $15,591        $15,577         $15,694        $15,721

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(2)
-----------------------------------------------------------
Installment loan originations:
  Home equity(3)                                                4,644          4,921           5,781          4,006
  Other(4)                                                      1,442          2,076           1,811          1,926
Home equity and other lines of credit                           8,616          8,581           7,822          9,857
                                                           ---------------------------------------------------------
     TOTAL CONSUMER LOAN ORIGINATIONS                          14,702         15,578          15,414         15,789
                                                           =========================================================

BANK BRANCHES AND OTHER
-----------------------------------------------------------
Total bank branches                                             1,124          1,123           1,123          1,131
ATMs                                                            1,582          1,580           1,583          1,597
Online banking customers                                      717,039        687,510         664,283        640,523


(1) Restated to reflect the transfer of deposits to the Wholesale Banking line of business in January 2004

(2) Excludes home equity loans generated by the National Home Equity division of the National Consumer Finance line of business

(3) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet

(4) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                     ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ IN MILLIONS)

---------------------------------------------------------------------------------------------------------------------------------

                                                             MAY           APRIL          MARCH         FEBRUARY       JANUARY
                                                            2004           2004           2004            2004           2004
                                                         ------------------------------------------------------------------------
ASSETS UNDER ADMINISTRATION
---------------------------------------------------------

  Managed assets:
     Value at beginning of period                            $58,892        $59,730        $61,037        $60,353        $59,708
     Acquisitions                                                  -            645              -              -              -
     Estimated change due to market impact                       825           (785)          (370)           597            807
     Other activity, net                                          31           (698)          (937)            87           (162)
                                                         ------------------------------------------------------------------------
     Value at end of period                                   59,748         58,892         59,730         61,037         60,353
                                                         ------------------------------------------------------------------------

  Non-managed assets:
     Value at beginning of period                             52,320         52,219         52,564         51,815         52,139
     Acquisitions                                                  -             54              -              -              -
     Estimated change due to market impact                       237           (513)          (450)           660            321
     Other activity, net                                        (868)           560            105             89           (645)
                                                         ------------------------------------------------------------------------
     Value at end of period                                   51,689         52,320         52,219         52,564         51,815
                                                         ------------------------------------------------------------------------
     TOTAL ASSETS AT END OF PERIOD                          $111,437       $111,212       $111,949       $113,601       $112,168
                                                         ========================================================================

  PROPRIETARY MUTUAL FUND ASSETS (included above)            $14,042        $14,031        $14,361        $14,892        $14,988

-------------------------------------------------------------------------------------------------------------------

                                                           DECEMBER       NOVEMBER       OCTOBER       SEPTEMBER
                                                             2003           2003           2003           2003
                                                         ----------------------------------------------------------
ASSETS UNDER ADMINISTRATION
---------------------------------------------------------

  Managed assets:
     Value at beginning of period                            $58,286        $58,900        $58,609        $58,815
     Acquisitions                                                  -              -              -              -
     Estimated change due to market impact                     1,344            436          1,134            306
     Other activity, net                                          78         (1,050)          (843)          (512)
                                                         ----------------------------------------------------------
     Value at end of period                                   59,708         58,286         58,900         58,609
                                                         ----------------------------------------------------------

  Non-managed assets:
     Value at beginning of period                             50,565         49,550         48,317         49,147
     Acquisitions                                                  -              -              -              -
     Estimated change due to market impact                     1,281            417          1,628           (635)
     Other activity, net                                         293            598           (395)          (195)
                                                         ----------------------------------------------------------
     Value at end of period                                   52,139         50,565         49,550         48,317
                                                         ----------------------------------------------------------
     TOTAL ASSETS AT END OF PERIOD                          $111,847       $108,851       $108,450       $106,926
                                                         ==========================================================

  PROPRIETARY MUTUAL FUND ASSETS (included above)            $15,335        $14,835        $15,024        $14,850

------------------------------------------------------------------------------------------------------------------

                                                           AUGUST          JULY           JUNE            MAY
                                                            2003           2003           2003            2003
                                                         ---------------------------------------------------------
ASSETS UNDER ADMINISTRATION
---------------------------------------------------------

  Managed assets:
     Value at beginning of period                           $58,017        $58,690         $57,331        $55,808
     Acquisitions                                                 -              -               -              -
     Estimated change due to market impact                      144             43             323          1,392
     Other activity, net                                        654           (716)          1,036            131
                                                         ---------------------------------------------------------
     Value at end of period                                  58,815         58,017          58,690         57,331
                                                         ---------------------------------------------------------

  Non-managed assets:
     Value at beginning of period                            48,125         48,987          48,676         47,385
     Acquisitions                                                 -              -               -              -
     Estimated change due to market impact                      702           (313)            621          1,593
     Other activity, net                                        320           (549)           (310)          (302)
                                                         ---------------------------------------------------------
     Value at end of period                                  49,147         48,125          48,987         48,676
                                                         ---------------------------------------------------------
     TOTAL ASSETS AT END OF PERIOD                         $107,962       $106,142        $107,677       $106,007
                                                         =========================================================

  PROPRIETARY MUTUAL FUND ASSETS (included above)           $15,358        $15,281         $15,831        $15,633



                          MORTGAGE BANKING STATISTICS
                                ($ IN MILLIONS)

-----------------------------------------------------------------------------------------------------------------------------------

                                                               MAY           APRIL          MARCH         FEBRUARY       JANUARY
                                                              2004           2004           2004            2004           2004
                                                            -----------------------------------------------------------------------
PRODUCTION DATA
------------------------------------------------------------
APPLICATIONS:(1)
National City Mortgage Co. (NCMC)                               $7,845         $9,032        $13,982         $8,315         $8,196
First Franklin                                                   5,127          4,656          3,809          3,450          2,739
                                                            -----------------------------------------------------------------------
   TOTAL APPLICATIONS                                          $12,972        $13,688        $17,791        $11,765        $10,935
                                                            =======================================================================

Percentage of NCMC applications represented by refinances          41%            49%            66%            59%            60%

ORIGINATIONS:
NCMC Retail                                                     $2,623         $3,532         $2,906         $2,102         $1,567
NCMC Wholesale                                                   2,559          3,651          3,271          2,354          1,869
                                                            -----------------------------------------------------------------------
     Total NCMC originations for sale                            5,182          7,183          6,177          4,456          3,436

Total First Franklin loan originations                           2,786          2,440          2,463          1,716          1,494
Less:  portfolio loan originations                                (880)          (891)          (684)          (429)             -
                                                            -----------------------------------------------------------------------
     Total First Franklin originations for sale                  1,906          1,549          1,779          1,287          1,494

                                                            -----------------------------------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                              $7,088         $8,732         $7,956         $5,743         $4,930
                                                            =======================================================================

Percentage of NCMC originations represented by refinances          53%            67%            64%            63%            54%

LOAN SALES
------------------------------------------------------------
NCMC                                                            $5,867         $5,546         $4,631         $4,740         $6,326
First Franklin                                                   1,358          1,212          2,505            129          1,799
                                                            -----------------------------------------------------------------------
   TOTAL MORTGAGE LOAN SALES                                    $7,225         $6,758         $7,136         $4,869         $8,125
                                                            =======================================================================

SERVICING DATA
------------------------------------------------------------
Total mortgage loans serviced for third parties               $144,859       $143,750       $144,598       $145,888       $144,679

---------------------------------------------------------------------------------------------------------------------

                                                             DECEMBER       NOVEMBER       OCTOBER       SEPTEMBER
                                                               2003           2003           2003           2003
                                                            ---------------------------------------------------------
PRODUCTION DATA
------------------------------------------------------------
APPLICATIONS:(1)
National City Mortgage Co. (NCMC)                               $6,167         $6,272         $8,109         $8,705
First Franklin                                                   2,795          3,694          3,891          3,638
                                                            ---------------------------------------------------------
   TOTAL APPLICATIONS                                           $8,962         $9,966        $12,000        $12,343
                                                            =========================================================

Percentage of NCMC applications represented by refinances          54%            52%            51%            52%

ORIGINATIONS:
NCMC Retail                                                     $2,116         $1,931         $2,342         $3,336
NCMC Wholesale                                                   2,480          2,254          3,066          3,766
                                                            ---------------------------------------------------------
     Total NCMC originations for sale                            4,596          4,185          5,408          7,102

Total First Franklin loan originations                           2,070          1,845          2,288          2,147
Less:  portfolio loan originations                              (1,112)        (1,268)          (847)        (1,170)
                                                            ---------------------------------------------------------
     Total First Franklin originations for sale                    958            577          1,441            977

                                                            ---------------------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                              $5,554         $4,762         $6,849         $8,079
                                                            =========================================================

Percentage of NCMC originations represented by refinances          51%            52%            54%            60%

LOAN SALES
------------------------------------------------------------
NCMC                                                            $4,061         $7,798        $10,305        $11,212
First Franklin                                                     265            972          1,142            984
                                                            ---------------------------------------------------------
   TOTAL MORTGAGE LOAN SALES                                    $4,326         $8,770        $11,447        $12,196
                                                            =========================================================

SERVICING DATA
------------------------------------------------------------
Total mortgage loans serviced for third parties               $141,146       $139,979       $135,678       $129,127

---------------------------------------------------------------------------------------------------------------------

                                                              AUGUST          JULY           JUNE            MAY
                                                               2003           2003           2003            2003
                                                            ---------------------------------------------------------
PRODUCTION DATA
------------------------------------------------------------
APPLICATIONS:(1)
National City Mortgage Co. (NCMC)                               $8,581        $13,818         $21,344        $21,374
First Franklin                                                   4,202          3,095           2,732          2,858
                                                            ---------------------------------------------------------
   TOTAL APPLICATIONS                                          $12,783        $16,913         $24,076        $24,232
                                                            =========================================================

Percentage of NCMC applications represented by refinances          51%            64%             79%            76%

ORIGINATIONS:
NCMC Retail                                                     $5,240         $6,414          $5,498         $4,371
NCMC Wholesale                                                   5,330          7,187           6,562          5,446
                                                            ---------------------------------------------------------
     Total NCMC originations for sale                           10,570         13,601          12,060          9,817

Total First Franklin loan originations                           2,131          1,773           1,588          1,449
Less:  portfolio loan originations                              (1,014)        (1,066)           (720)          (703)
                                                            ---------------------------------------------------------
     Total First Franklin originations for sale                  1,117            707             868            746

                                                            ---------------------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                             $11,687        $14,308         $12,928        $10,563
                                                            =========================================================

Percentage of NCMC originations represented by refinances          72%            78%             75%            71%

LOAN SALES
------------------------------------------------------------
NCMC                                                           $10,023        $12,227          $9,445         $8,472
First Franklin                                                     711            848           1,499            117
                                                            ---------------------------------------------------------
   TOTAL MORTGAGE LOAN SALES                                   $10,734        $13,075         $10,944         $8,589
                                                            =========================================================

SERVICING DATA
------------------------------------------------------------
Total mortgage loans serviced for third parties               $123,630       $121,395        $119,894       $117,493

(1) Represents applications for both loans originated for sale and to be held in portfolio

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
             FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                ($ IN MILLIONS)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                MAY           APRIL          MARCH         FEBRUARY       JANUARY
                                                               2004           2004           2004            2004           2004
                                                             ----------------------------------------------------------------------
PRODUCTION DATA
-------------------------------------------------------------
ORIGINATIONS:
  Total First Franklin originations                             $2,786         $2,440         $2,463         $1,716         $1,494
  Weighted-average note rate                                     6.61%          6.61%          6.64%          6.71%          6.85%
  Weighted-average credit score(2)                                 660            654            651            651            652

SALES:
  Total sales of First Franklin loans to third parties          $1,358         $1,212         $2,505           $129         $1,799
  Total production revenue                                          44             40             85             12             44

PORTFOLIO STATISTICS(3)
-------------------------------------------------------------

Period-end portfolio balance                                   $16,436        $16,062        $15,627        $15,557        $15,930
Weighted-average note rate                                       6.91%          6.98%          7.06%          7.13%          7.15%
Weighted-average loan size                                    $129,969       $128,621       $126,960       $126,186       $126,637
Weighted-average credit score(2)(4)                                648            647            648            648            647
First-lien weighted-average loan-to-value ratio(5)              77.94%         77.86%         77.84%         77.85%         77.91%

------------------------------------------------------------------------------------------------------------------------

                                                               DECEMBER       NOVEMBER       OCTOBER       SEPTEMBER
                                                                 2003           2003           2003           2003
                                                             -----------------------------------------------------------
PRODUCTION DATA
-------------------------------------------------------------
ORIGINATIONS:
  Total First Franklin originations                               $2,070         $1,845         $2,288         $2,147
  Weighted-average note rate                                       6.99%          7.05%          6.95%          6.94%
  Weighted-average credit score(2)                                   651            652            655            659

SALES:
  Total sales of First Franklin loans to third parties              $265           $972         $1,142           $984
  Total production revenue                                             4             26             35             36

PORTFOLIO STATISTICS(3)
-------------------------------------------------------------

Period-end portfolio balance                                     $15,137        $14,529        $13,791        $13,183
Weighted-average note rate                                         7.19%          7.23%          7.32%          7.43%
Weighted-average loan size                                      $127,556       $128,813       $126,742       $124,772
Weighted-average credit score(2)(4)                                  649            648            647            648
First-lien weighted-average loan-to-value ratio(5)                77.89%         77.89%         77.86%         77.82%

----------------------------------------------------------------------------------------------------------------------

                                                               AUGUST          JULY           JUNE            MAY
                                                                2003           2003           2003            2003
                                                             ---------------------------------------------------------
PRODUCTION DATA
-------------------------------------------------------------
ORIGINATIONS:
  Total First Franklin originations                              $2,131         $1,773          $1,588         $1,449
  Weighted-average note rate                                      6.83%          6.80%           7.04%          7.19%
  Weighted-average credit score(2)                                  662            658             657            657

SALES:
  Total sales of First Franklin loans to third parties             $711           $848          $1,499           $117
  Total production revenue                                           24             35              62              8

PORTFOLIO STATISTICS(3)
-------------------------------------------------------------

Period-end portfolio balance                                    $12,527        $11,871         $11,496        $11,066
Weighted-average note rate                                        7.55%          7.65%           7.70%          7.75%
Weighted-average loan size                                     $123,036       $123,905        $126,390       $129,188
Weighted-average credit score(2)(4)                                 647            646             645            645
First-lien weighted-average loan-to-value ratio(5)               77.80%         78.58%          78.56%         78.57%

(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(4) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.


(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

                                                                             9